                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                December 31, 2003
                        (Date of earliest event reported)

                         BOYD BROS. TRANSPORTATION INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           0-23948                                      63-6006515
-----------------------------             -------------------------------------
    (Commission File No.)                   (IRS Employer Identification No.)

                3275 Highway 30
               Clayton, Alabama                                 36016
----------------------------------------------      ----------------------------
   (Address of principal executive offices)                  (Zip Code)

                                 (334) 775-1400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

Boyd Bros. Transportation Inc. (the "Company") today announced that it has entered into an Agreement and Plan of Merger, dated as of December 31, 2003 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed acquisition (the "Merger") of the Company by BBT Acquisition Corporation, a Delaware corporation ("BBT Corp.") controlled by Dempsey Boyd, the founder and former Chairman and CEO of the Company, his daughter, Gail B. Cooper, the current President and CEO of the Company, his daughter, Ginger B. Tibbs, the current Secretary/Treasurer of the Company, and his wife, Frances S. Boyd.

Under the terms of the Merger Agreement, stockholders of the Company (other than BBT Corp. and the Boyd family members) will receive $7.00 per share, in cash, for each outstanding share of Company common stock owned by such stockholders. The transaction is structured as a forward merger in which BBT Corp. will merge with and into the Company, with the Company continuing as the surviving corporation. The board of directors of each of the Company and BBT Corp. have unanimously approved the Merger Agreement and the Merger. In the case of the Company's Board, the approval follows the unanimous recommendation of a special committee of outside directors of the Company that was formed to evaluate and respond to the original proposal of Mr. Boyd and Ms. Cooper.

The Company expects the Merger to close in March or April 2004. The Merger is subject to (i) approval by the holders of a majority of the outstanding shares of the Company's common stock which are outstanding as of the record date for the special meeting of the Company's stockholders to be called to consider the Merger, (ii) the completion of the financing arrangements necessary to consummate the Merger, and (iii) certain other closing conditions.

Attached and incorporated herein by reference in their entirety as Exhibits 2.1 and 99.1 are copies of, respectively, the Merger Agreement and the press release announcing the proposed acquisition.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired. Not Applicable

         (b) Pro Forma Financial Information. Not Applicable

         (c) Exhibits.

EXHIBIT
  NO.                                         DESCRIPTION
-------     -------------------------------------------------------------------------------------
  2.1       Agreement and Plan of Merger, dated as of December 31, 2003, among Boyd Bros.
            Transportation Inc. and BBT Acquisition Corporation.

 99.1       Press Release of Boyd Bros. Transportation Inc. issued December 31, 2003

                         BOYD BROS. TRANSPORTATION INC.

                                    FORM 8-K

                                  EXHIBIT INDEX

EXHIBIT
  NO.                                         DESCRIPTION                                        METHOD OF FILING
-------         -------------------------------------------------------------------------        ----------------
  2.1           Agreement and Plan of Merger, dated as of December 31, 2003, between Boyd              Filed
                Bros. Transportation Inc. and BBT Acquisition Corporation.                            herewith.

 99.1           Press Release of Boyd Bros. Transportation Inc., issued December                        Filed
                31, 2003                                                                              herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BOYD BROS. TRANSPORTATION INC.

Date: December 31, 2003              By:        /s/ RICHARD C. BAILEY
                                         --------------------------------------
                                                  Richard C. Bailey
                                             Its Chief Operating Officer
                                             and Chief Financial Officer